Exhibit 10.1

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”), dated as of February 9, 2024, is by and between Churchill Capital Corp VII, a Delaware corporation ( “Maker”), and Churchill Sponsor VII LLC, a Delaware limited liability company (“Payee”).

RECITALS

WHEREAS, Maker and Payee are parties to that certain Promissory Note, dated as of May 16, 2023 (the “Promissory Note”);

WHEREAS, capitalized terms used herein but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Promissory Note;

WHEREAS, Maker and Payee desire to amend the Promissory Note, pursuant to Section 13 thereunder, to (1) extend the term of the Promissory Note from February 15, 2024 until August 15, 2024, and (2) increase the principal amount payable under the Promissory Note from up to $9,000,000 to up to $15,000,000; and

WHEREAS, all acts and things have been done and performed which are necessary to authorize the execution and delivery of this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

AGREEMENT

1.              AMENDMENT.

The preamble of the Promissory Note shall be amended and restated to read as follows:

“Principal Amount: Up to $15,000,000

Churchill Capital Corp VII, a Delaware corporation and blank check company (“Maker”), promises to pay to the order of Churchill Sponsor VII LLC or its registered assigns or successors in interest (“Payee”), or order, the unpaid Principal Amount (as defined herein) of up to Fifteen Million Dollars ($15,000,000) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by Maker to such account as Payee may from time to time designate by written notice in accordance with the provisions of this Note.”

Section 3 of the Promissory Note shall be amended and restated to read as follows:

“3.            Drawdowns; Register. Beginning on May 17, 2023, and thereafter on the seventeenth day of each month (or if such seventeenth day is not a business day, on the business day immediately preceding such seventeenth day) until the earliest to occur of: (i) August 15, 2024 (ii) the consummation of the Business Combination; and (iii) if the Business Combination is not consummated, the date on which the Maker’s board of directors determines, in its sole discretion, to liquidate the Maker’s Trust Account (as defined in Maker’s Certificate of Incorporation), Payee shall advance directly to the Trust Account $1,000,000 (each, an “Advance” and the sum of all Advances, the “Principal Amount”). Maker shall maintain a register reflecting each Advance and any prepayment of all or a portion of the Principal Amount outstanding under this Note for purposes of recording the aggregate unpaid Principal Amount of this Note outstanding at any time.”

2.              MISCELLANEOUS PROVISIONS.

2.1            Effect of Amendment. This Amendment shall be effective as of the date first written above. For the avoidance of any doubt, all references: (a) in the Promissory Note to “this Note” and (b) to the Promissory Note in any other agreements, exhibits and schedules will, in each case, be deemed to be references to the Promissory Note as amended by this Amendment. Except as amended hereby, the Promissory Note will continue in full force and effect and shall be otherwise unaffected hereby. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

2.2            Entire Agreement. This Amendment and the Promissory Note, as modified by this Amendment, constitutes the entire understanding of the parties hereto and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed as of the date first above written.

CHURCHILL CAPITAL CORP VII

By:	/s/ Jay Taragin
Name: Jay Taragin
Title: Chief Financial Officer

CHURCHILL SPONSOR VII LLC

By:	/s/ Jay Taragin
Name: Jay Taragin
Title: Chief Financial Officer

[Signature Page to Amendment to Promissory Note]